Income taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income TaxesProvision for income taxes for the three and nine months ended September 30, 2021 were $133 thousand and $226 thousand, respectively, and the effective tax rate for these periods was 0%. Provision for income taxes for the three and nine months ended September 30, 2020 was $11 thousand and $14 thousand, respectively, and the effective tax rate for these periods was 0%. The difference between Sonder’s effective tax rate and the U.S. statutory rate of 21% was primarily due to a full valuation allowance related to Sonder’s net deferred tax assets.Income taxes
Sonder recorded an income tax provision of approximately $0.3 million for the year ended December 31, 2020 and had no tax provision recorded for the year ended December 31, 2019. The income tax provision for the year ended December 31, 2020 was primarily due to state and foreign income tax expense and consisted of the following (in thousands):

December 31, 2020
State	$104
Foreign	219
Total provision for income taxes	$323
Loss before provision for income taxes consisted of the following (in thousands)

	Years Ended December 31,
	2020	2019
United States	($148,332)	($84,426)
Foreign	(101,661)	(93,823)
Total loss before provision for income taxes	($249,993)	($178,249)
A reconciliation of amounts computed by applying the U.S. federal statutory income tax rate to loss before income taxes to total income tax expense is as follows (in thousands):

	Years Ended December 31,
	2020	2019
Income tax at U.S. statutory rate of 21%	$(52,499)	$(36,582)
Foreign tax rate differential	(889)	(843)
State income taxes (net of federal benefit)	(8,553)	(4,706)
Tax credits	(1,214)	—
Stock-based compensation	66	694
Non-deductible expenses	221	818
Other, net	(1)	5,545
Change in valuation allowance	63,192	35,074
Total provision for income taxes	$323	$—
The components of Sonder’s net deferred tax assets and liabilities were as follows (in thousands):

	Years Ended December 31,
	2020	2019
Deferred tax assets:
Federal and state net operating losses	$85,972	$29,916
Credit carryforwards	2,239	28
Accrued expenses and reserves	847	498
Deferred revenue	2,520	1,429
Deferred rent	4,747	5,007
Fixed and intangible assets	18,564	18,282
Other	7,131	3,667
Gross deferred tax assets	122,020	58,827
Valuation allowance	(122,020)	(58,827)
Total deferred tax assets	$—	$—
Realization of the deferred tax assets is dependent upon future taxable income, the amount and timing of which is uncertain. Accordingly, the federal, state, and foreign gross deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by approximately $63.2 million and $35.1 million during the years ended December 31, 2020 and 2019, respectively.
As of December 31, 2020, Sonder had tax net operating loss carryforwards for federal, state and foreign purposes of approximately $262.7 million, $239.9 million, and $87.0 million, respectively, and as of December 31, 2019, it had tax net operating loss carryforwards for federal, states and foreign purposes of approximately $97.2 million, $102.5 million, and $26.4 million, respectively.
Of the federal net operating loss carryforwards, $11.0 million will begin to expire in 2035, and $251.7 million will carry forward indefinitely. The state and foreign net operating loss carryforwards will begin to expire in 2027.
Utilization of the net operating loss carryforwards and credits will be subject to an annual limitation due to the ownership change limitations provided by the U.S. Tax Code and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.
Sonder’s ability to utilize its federal and state net operating loss and tax credit carryforwards may be subject to limitations if it incurs a Section 382 ownership change. A Section 382 ownership change generally occurs when there is a greater than 50% shift in ownership amongst 5% or greater shareholders (or shareholder groups) over a three year period. Although Sonder is not currently utilizing its federal or state tax carryforwards, it believes existing ownership changes and potential future ownership changes may impact its annual utilization of a portion of these attributes. Sonder has undertaken a Section 382 study and has identified that $27.3 million of net operating losses generated in 2018 are subject to limitation.
Uncertain Tax Positions
Sonder has adopted authoritative guidance, which prescribes a recognition threshold and measurement attribute for the consolidated financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in its income tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

Year Ended December 31,
2020
Beginning unrecognized tax benefits	$—
Addition to tax positions related to prior years	383
Addition to tax positions related to current year	300
Ending unrecognized tax benefits	$683
Sonder had no uncertain tax positions for the year ended December 31, 2019.
Sonder files income tax returns in U.S. federal, various states and international jurisdictions. All periods since inception are subject to examination by U.S. federal, state and foreign authorities, where applicable. There are currently no pending income tax examinations.